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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 28, 2006

               Date of earliest event reported: September 27, 2006


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                      75-2217002
      (State or other jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                       Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                       79065
 (Address of principal executive offices)                      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.02 Resignation of Director

      Effective September 27, 2006, Mark McVay resigned as Chairman of the Audit Committee and a Director of United Medicorp, Inc. ("UMC"). Mr. McVay did not indicate a reason for his resignation in the letter of resignation that he provided to UMC. UMC management is not aware of any disagreement by Mr. McVay on any matter relating to UMC's operations, policies or practices. Mr. McVay was not removed from the board of directors for cause.





                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:  /s/ Peter W. Seaman                               Date: September 28, 2006
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     Peter W. Seaman
     Chairman and Chief Executive Officer
     (Principal Accounting Officer)